SUPPLEMENT DATED DECEMBER 8, 2005

TO THE

PROSPECTUSES

OF THE

FUNDS INDICATED BELOW

The following supplements the sections of each of the Prospectuses for the Funds listed below entitled “Management”:

On December 1, 2005, Legg Mason, Inc. (“Legg Mason”) and Citigroup Inc. (“Citigroup”) announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup’s asset management business. As a result, each Fund’s investment adviser (each, a “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason.

As previously described in proxy statements that were mailed to shareholders of the Funds in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates, (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date Legg Mason expects to recommend to the Boards of Directors of the Funds that Western Asset be appointed as the adviser or sub-adviser to the Funds, subject to applicable regulatory requirements. The combination is also expected to result in changes to portfolio managers or portfolio management teams for a number of Funds, subject to Board oversight and appropriate notice to shareholders.

The Funds have been advised by the Manager that, in anticipation of this combination, Legg Mason and Western Asset have come to a mutually beneficial agreement with a select group of portfolio managers and other investment professionals from the Manager of these Funds, including Peter Wilby. The agreement provides them the opportunity to start a new firm based in New York focusing on high yield, emerging market debt, and specialty fixed income strategies. Importantly, the group has committed to remain employed with the Manager through March 31, 2006 to assist in the orderly integration of the fixed-income operations of the Manager, including the management of the Funds, with those of Western Asset. Western Asset has also entered into a consulting agreement with the group, effective as of April 1, 2006, to ensure an effective and orderly transition of portfolio management and Board liaison responsibilities for the Funds to Western Asset.

The Boards will be working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed income operations and Western Asset in the best interests of the Funds and their shareholders.

Western Asset focuses on managing fixed income assets on behalf of investors around the world. Operating as a subsidiary of Legg Mason since 1986, Western Asset is one of the largest fixed income managers in the world, operating from offices in Pasadena, New York, London, Singapore, Tokyo, Hong Kong, Melbourne and Sao Paulo. The firm has substantial expertise and resources dedicated to the management of fixed income mandates, spanning all segments of the fixed income market, including the asset classes managed in these Funds, and has successfully managed global fixed income assets for over three decades. Western Asset fixed income capabilities have received numerous awards, including being named Morningstar 2004 Fixed Income Manager of the Year as well as Global Investor Magazine’s 2005 award for Investment Excellence in US Bonds (along with commendations for European Bonds and Global Bonds).

Legg Mason is a global asset management firm headquartered in Baltimore, Maryland that seeks to provide superior investment performance and service to clients. Through its subsidiaries, Legg Mason’s sole business is asset management, and it has on-the-ground management capabilities located around the world. As of October 31, 2005, Legg Mason had assets under management aggregating approximately $830 billion (which includes approximately $400 billion in managed assets acquired from Citigroup along with Legg Mason’s existing assets, including those of the recently acquired Permal Group). The addition of the Citigroup mutual funds makes Legg Mason the fifth largest manager of mutual funds in the U.S.

SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC

April 29, 2005

prospectus as supplemented on

June 17, 2005

Salomon Brothers Institutional Emerging Markets Debt Fund

Salomon Brothers Institutional High Yield Bond Fund

SAM

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